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                      AFTERMARKET TECHNOLOGY HOLDINGS CORP.

                 AMENDED AND RESTATED 1994 STOCK INCENTIVE PLAN

                      NON-QUALIFIED STOCK OPTION AGREEMENT

          This Non-Qualified Stock Option Agreement ("Agreement") is made and entered into as of the Date of Grant indicated below by and between Aftermarket Technology Holdings Corp., a Delaware corporation (the "Company"), and the person named below as Participant.

               THE SECURITIES REPRESENTED BY THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THAT ACT OR THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL (WHICH COUNSEL AND OPINION SHALL BE SATISFACTORY TO THE COMPANY'S COUNSEL) THAT REGISTRATION OF SUCH SECURITIES UNDER THAT ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

               THE SECURITIES REPRESENTED BY THIS AGREEMENT MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER COMPLIES WITH THE PROVISIONS OF A STOCKHOLDERS AGREEMENT DATED AS OF AUGUST 2, 1994 AMONG THE COMPANY AND THE STOCKHOLDERS, OPTIONHOLDERS AND WARRANTHOLDERS SIGNATORY THERETO, A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY. SUCH AGREEMENT PROVIDES THAT ALL PERSONS WHO ACQUIRE THESE SECURITIES ARE BOUND BY THE TERMS OF SUCH AGREEMENT.

          WHEREAS, Participant is an employee or consultant of the Company and/or one or more of its subsidiaries; and

          WHEREAS, pursuant to the Company's Amended and Restated 1994 Stock Incentive Plan (the "Plan"), the committee of the Board of Directors of the Company administering the Plan (the "Committee") has approved the grant to Participant of an option to purchase shares of the common stock, par value $.01, of the Company (the "Common Stock"), on the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the foregoing recitals and the covenants set forth herein, the parties hereto hereby agree as follows:

          1. GRANT OF OPTION; CERTAIN TERMS AND CONDITIONS. The Company hereby grants to Participant, and Participant hereby accepts, as of the Date of Grant, an option to purchase the number of shares of Common Stock indicated below (the "Option Shares") at the Exercise Price per share indicated below, which option shall expire at 5:00 o'clock p.m., California time, on the Expiration Date indicated below and shall be subject to all of the terms and conditions set forth in this Agreement (the "Option"). On ___________________, the Option shall become exercisable to purchase, and shall vest with respect to, that number of Option Shares
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(rounded to the nearest whole share) equal to the total number of Option Shares multiplied by the Vesting Rate indicated below.

          Participant:

          Date of Grant:

          Number of shares purchasable:

          Exercise Price per share:

          Expiration Date:

          Vesting Rate:

The Option is not intended to qualify as an incentive stock option under
Section 422 of the Internal Revenue Code (an "Incentive Stock Option").

          2.   ACCELERATION AND TERMINATION OF OPTION.

               (a)  Termination of Employment or Consulting Arrangement.

                    (i)  TERMINATION WITHIN ONE YEAR AFTER CHANGE OF CONTROL.
     In the event that Participant shall cease to be an employee or consultant to the Company or any of its subsidiaries (such event shall be referred to herein as the "Termination" of Participant's "Employment") for any reason, or for no reason, within one year after a Change of Control (as hereinafter defined), then (A) the portion of the Option that has not vested on or prior to the date of such Termination of Employment shall fully vest on such date and (B) the Option shall terminate upon the earlier of the Expiration Date or the first anniversary of the date of such Termination of Employment. "Change of Control" shall mean the first to occur of the following events:

               (W) any sale or transfer or other conveyance, whether director or indirect, of all or substantially all of the assets of the Company, on a consolidated basis, in one transaction or a series of related transactions, if, immediately after giving effect to such transaction, any "person" or "group" (as such terms are used for purposes of Sections 13(d) and 14(d) of the Securities Exchange Act, as amended (the "Exchange Act"), whether or not applicable) (other than an Excluded Person, as defined herein) is or becomes the "beneficial owner," directly or indirectly, of more than 35% of the total voting power in the aggregate normally entitled to vote in the election of directors, managers or trustees, as applicable, of the transferee;

               (X) any "person" or "group" (as such terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act, whether or not applicable) (other than an Excluded Person) is or becomes the "beneficial owner," directly or indirectly, of more than 35% of the total voting power in the aggregate of all classes of Capital Stock of the Company then outstanding normally entitled to vote in elections of directors, unless the percentage so owned by an Excluded Person is greater;

               (Y) during any period of 12 consecutive months after the Issue Date, individuals who at the beginning of any such 12-month period constituted the Board of Directors of the Company (together with any new directors whose election by such Board or whose nomination for election by the shareholders of the Company was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Company then in office; or

               (Z) a reorganization, merger or consolidation of the Company (other than a reorganization, merger or consolidation the sole purpose of which is to change the Company's domicile solely within the United States) the consummation of which results in the outstanding securities of any class then subject to the Option being exchanged for or converted into cash, property and/or a different kind of securities.

                    (ii) DEATH OR PERMANENT DISABILITY. If Participant's Employment is Terminated by reason of the death or Permanent Disability (as hereinafter defined) of Participant, and a Change of Control shall not have occurred within one year prior thereto, then (A) the portion of the Option that has not vested on or prior to the date of such Termination of Employment shall terminate on such date and (B) the remaining vested portion of the Option shall terminate upon the earlier of the Expiration Date or the first anniversary of the date of such Termination of Employment. "Permanent Disability" shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months. Participant shall not be deemed to have a Permanent Disability until proof of the existence thereof shall have been furnished to the Board in such form and manner, and at such times, as the Board may require. Any determination by the Board that Participant does or does not have a Permanent Disability shall be final and binding upon the Company and Participant.

                    (iii) RETIREMENT. If Participant's Employment is Terminated by reason of Participant's retirement in accordance with the Company's then-current retirement policy applicable to employees of the Company ("Retirement"), and a Change of Control shall not have occurred within one year prior thereto, then (A) the portion of the Option that has not vested on or prior to the date of such Retirement shall terminate on such date and (B) the remaining vested portion of the Option shall terminate upon the Expiration Date.

                    (iv) OTHER TERMINATION. If Participant's Employment is Terminated for no reason, or for any reason other than Retirement, death or Permanent Disability, and a Change of Control shall not have occurred within one year prior thereto, then (A) the portion of the Option that has not vested on or prior to the date of such Termination of Employment shall terminate on such date and (B) the remaining vested portion of the Option shall terminate on the date that is 30 days after the date of such Termination of Employment.

               (b) DEATH FOLLOWING TERMINATION OF EMPLOYMENT. Notwithstanding anything to the contrary in this Agreement, if Participant shall die at any time after the Termination of his or her Employment and prior to the Expiration Date, then (i) the portion of the Option that has not vested on or prior to the date of such death shall terminate on such date and
     (ii) the remaining vested portion of the Option shall terminate on the earlier of the Expiration Date or the first anniversary of the date of such death.

               (c) OTHER EVENTS CAUSING ACCELERATION OF OPTION. The Committee, in its sole discretion, may accelerate the exercisability of the Option at any time and for any reason.

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               (d)  OTHER EVENTS CAUSING TERMINATION OF OPTION.  Notwithstanding
     anything to the contrary in this Agreement, the Option shall terminate upon the consummation of any of the following events, or, if later, the thirtieth day following the first date upon which such event shall have been approved by both the Board and the stockholders of the Company:

                    (i)  the dissolution or liquidation of the Company;

                    (ii) a sale of substantially all of the property and assets of the Company, unless the terms of such sale shall provide otherwise; or

                    (iii) a Change of Control, if the Committee elects to terminate the Option in connection therewith.

               (e) EXCLUDED PERSON. For purposes of this Section 2, the term "Excluded Person" has the meaning ascribed to such term in that certain Indenture dated as of August 2, 1994 by and among Aftermarket Technology Corp., a wholly-owned subsidiary of the Company, the Guarantors named therein and American Bank National Association.

          3. ADJUSTMENTS. In the event that the outstanding securities of the class then subject to the Option are increased, decreased or exchanged for or converted into cash, property and/or a different number or kind of securities, or cash, property and/or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, reclassification, dividend (other than a regular, quarterly cash dividend) or other distribution, stock split, reverse stock split or the like, or in the event that substantially all of the property and assets of the Company are sold, then, unless such event shall cause the Option to terminate pursuant to Section 2(b) hereof (i) the terms of such transaction provide otherwise or (ii) the Committee shall make appropriate and proportionate adjustments in the number and type of shares or other securities or cash or other property that may thereafter be acquired upon the exercise of the Option; PROVIDED, HOWEVER, that any such adjustments in the Option shall be made without changing the aggregate Exercise Price of the then unexercised portion of the Option.

          4. EXERCISE. The Option shall be exercisable during Participant's lifetime only by Participant or by his or her guardian or legal representative, and after Participant's death only by the person or entity entitled to do so under Participant's last will and testament or applicable intestate law. The Option may only be exercised by the delivery to the Company of a written notice of such exercise, which notice shall specify the number of Option Shares to be purchased (the "Purchased Shares") and the aggregate Exercise Price for such shares (the "Exercise Notice"), together with payment in full of such aggregate Exercise Price in cash or by check payable to the Company; PROVIDED, HOWEVER, that payment of such aggregate Exercise Price may instead be made, in whole or in part, by the delivery to the Company of a certificate or certificates representing shares of Common Stock, duly endorsed or accompanied by a duly executed stock powers, which delivery effectively transfers to the Company good and valid title to such shares, free and clear of any pledge, commitment, lien, claim or other encumbrance (such shares to be valued on the basis of the aggregate Fair Market Value (as defined in the Plan) thereof on the date of such exercise), provided that the Company is not then prohibited from purchasing or acquiring such shares of Common Stock.

          5.   FIRST REFUSAL RIGHTS ON PURCHASED SHARES.

               5.1 SALES BY PARTICIPANT. Participant agrees not to Transfer any Purchased Shares (or any direct or indirect interest therein) or any stock certificate representing the same, now or hereafter at any time owned by him, except to a Permitted Transferee or as required or permitted by the provisions of this Section 5.

               5.2  BONA FIDE OFFERS.

               (a) If Participant desires to Transfer any Purchased Shares and such Participant shall have received a bona fide arms' length written offer (a "Bona Fide Offer") from a Person other than an Affiliate of Participant (the "Outside Party") for the Transfer of such Purchased Shares, Participant shall give written notice (the "Option Notice") to each of Aurora Equity Partners L.P., a Delaware limited partnership ("AEP"), Aurora Overseas Equity Partners I, L.P., a Cayman Islands exempted limited partnership ("AOEP" and, collectively with AEP, the "Aurora Entities") and the Company setting forth such desire, which notice shall set forth at least the name and address of the Outside Party and the price and terms of the Bona Fide Offer and shall be accompanied by a copy of the Bona Fide Offer and evidence demonstrating, to the reasonable satisfaction of the Aurora Entities and the Company, the Outside Party's ability to consummate such offer. Upon the giving of such Option Notice, the Aurora Entities shall have the option to purchase, on a pro rata basis, at the price offered by the Outside Party in the Bona Fide Offer, all or any portion of the Purchased Shares specified in the Option Notice, said option to be exercised within ten Business Days following the giving of such Option Notice, by giving a counter-notice (an "Aurora Counter-Notice") to Participant (with a copy of such Aurora Counter-Notice to the Company). In the event that a determination must be made (as described below) as to the fair market value of non-cash consideration, the ten Business Day period referred to in the immediately preceding sentence shall be extended to such greater period of time, not to exceed 20 Business Days, specified in good faith by a disinterested majority of the Board of Directors. In the event that the Bona Fide Offer provides, in whole or in part, for non-cash consideration, the "price" offered by the Outside Party shall be deemed to be the amount of cash, if any, provided in the Bona Fide Offer plus the fair market value of the non-cash consideration as determined in good faith by a disinterested majority of the Board.

               (b) Subject to paragraph (d) of this Section 5.2, if either or both Aurora Entities elect to purchase such Purchased Shares, each such electing Aurora Entity shall be obligated to purchase, and Participant shall be obligated to sell, such Purchased Shares at a closing to be held on the 15th Business Day after the giving of the Aurora Counter-Notice at the principal executive offices of the Company, or at such other time and place as may be mutually acceptable to each purchasing Aurora Entity and Participant. The closing of any such purchase by an Aurora Entity may, at the election of the purchasing Aurora Entity, be delayed up to 30 Business Days in order to permit such acquisition of such Purchased Shares to be made in conformity with applicable laws, including the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

               (c) Subject to paragraph (d) of this Section 5.2, if the Aurora Entities do not elect to purchase all of such Purchased Shares proposed to be sold by Participant within the time limits specified in paragraph (a) of this Section 5.2, then the Company shall have the option, exercisable by the delivery of a counter-notice to Participant no later than 15 Business Days following the date of the Option Notice, to purchase, at the price offered by the Outside Party in the Bona Fide Offer, all or any portion of the Shares specified in the Option Notice and not purchased by the Aurora Entities. In the event that a determination must be made as to the fair market value of non-cash consideration, the 15 Business Day period referred to in the immediately preceding sentence shall be extended to such greater period of time, not to exceed 23 Business Days, specified in good faith by a disinterested majority of the Board of Directors.

               (d) If the Aurora Entities and the Company elect to purchase fewer than all of the Purchased Shares subject to the Bona Fide Offer within the time limits specified above, then Participant, at any time within a period of three months from the giving of said Option Notice, may Transfer all (but not less than all) of the remainder of such Shares to the Outside Party at the price and on the terms contained in the Bona Fide Offer; PROVIDED, HOWEVER, that in the event Participant has not so Transferred said Shares to the Outside Party within said three-month period, then said Shares thereafter shall continue to be subject to all of the restrictions contained in this Section 5 as though no Option Notice had ever been given.

               (e) At the closing of any purchase of Purchased Shares pursuant to this Section 5.2, Participant shall deliver certificates representing such Shares duly endorsed for transfer and accompanied by all requisite stock transfer taxes, and such Purchased Shares shall be free and clear of any and all Liens (other than those arising under this Agreement) and Participant shall represent and warrant to such effect and to the effect that Participant is the beneficial owner of such Purchased Shares. The Person making such purchase shall deliver at such closing, by certified or bank check, payment in full for the Purchased Shares being purchased by such Person. At such closing, all of the parties to the transaction shall execute such additional documents as are otherwise necessary or appropriate.

               (f) If, in any instance, any Aurora Entity or the Company elects not to exercise its rights hereunder or elects to waive such rights, such election shall not constitute a waiver of such Person's rights to receive an Option Notice in the case of any Transfer subsequently proposed by Participant.

               5.3 INVOLUNTARY TRANSFERS. (a) Participant shall notify the Company and the Aurora Entities promptly upon the occurrence of an Involuntary Transfer. If an Involuntary Transfer of any of the Purchased Shares owned by Participant shall occur, the Aurora Entities and the Company shall have the same rights of first refusal under Section 5.2 above with respect thereto (the "Transferred Shares") as if the Involuntary Transfer had been a proposed voluntary Transfer by Participant, except that:

                    (i) the periods within which such rights must be exercised shall run from the date notice of the Involuntary Transfer is received from Participant or its legal representatives with respect to which such Involuntary Transfer has occurred;

                    (ii) such rights shall be exercised by notice to the involuntary transferee rather than to Participant with respect to which such Involuntary Transfer has occurred; and

                    (iii) the purchase price of any Transferred Shares shall be the Fair Market Value of such Transferred Shares on the date that the rights of first refusal provided by this
          Section 5.3 are exercised with respect to such Transferred
          Shares.

               (b) At the closing of any purchase of Transferred Shares, the involuntary transferee shall deliver certificates representing the Transferred Shares being purchased by the relevant Aurora Entity or the Company, as the case may be, duly endorsed for transfer and accompanied by all requisite stock transfer taxes, and such Transferred Shares shall be free and clear of any and all Liens arising through the action or inaction of the involuntary transferee (other than those arising under this Agreement) and the involuntary transferee shall represent and warrant to such effect and to the effect that such involuntary transferee is the beneficial owner of such Shares. The Person making such purchase shall deliver at closing, by a certified or bank check, payment in full of the purchase price, for the Transferred Shares being purchased by such Person. At such closing, all of the parties to the transaction shall execute such additional documents as are otherwise necessary or appropriate.

               (c) In the event that the provisions of this Section 5.3 shall be held to be unenforceable with respect to any particular Involuntary Transfer of Purchased Shares, the Aurora Entities and the Company shall have a right of first refusal as set forth in Section 5.2 hereof if the involuntary transferee subsequently obtains a Bona Fide Offer for and desires to Transfer such Purchased Shares.

               5.4 APPLICATION OF FIRST REFUSAL RIGHTS. The first refusal rights provided in Sections 5.2 and 5.3 shall not apply to any Transfer of Purchased Shares:

               (a) to the Company, to an Aurora Entity or to a Permitted Transferee, or

               (b) pursuant to an effective registration statement under the Securities Act of 1933.

               5.5 TERMINATION OF FIRST REFUSAL RIGHTS. Notwithstanding anything herein to the contrary, the rights of first refusal provided in this
Section 5 shall terminate, with respect to all Purchased Shares held or subsequently acquired by Participant, upon the occurrence of the effective date (the "Qualified IPO Date") of the registration statement for the first underwritten public offering of the Common Stock; PROVIDED that there are sales pursuant to such registration statement of shares of Common Stock for an aggregate offering price of not less than $20,000,000.

               5.6 SURVIVAL. The provisions of this Section 5 shall survive the exercise of all or any part of the Option and shall continue in effect for so long as Participant or any Permitted Transferee thereof owns or controls any Purchased Shares.

          6.   THIRD PARTY OFFER FOR ALL OUTSTANDING SHARES.

               6.1 "DRAG-ALONG" OBLIGATIONS. If either Aurora Entity shall receive an offer in writing from a third party which is not an Affiliate of such Aurora Entity (a "Third Party Offeror") to purchase all of the issued and outstanding Shares held by such Aurora Entity, to effect a business combination of the Company with such Person or an Affiliate thereof or to purchase all or substantially all the assets of the Company (each an "Acquisition Proposal"), and the Aurora Entities desire to accept or cause the Company to accept such Acquisition Proposal, either of the Aurora Entities shall deliver a notice (an "Acquisition Notice") to the Company (which shall deliver a copy of such Acquisition Notice to Participant), which Acquisition Notice shall contain a copy of such Acquisition Proposal, including the name and address of the Third Party Offeror and the terms of the Acquisition Proposal. If Participant receives any Acquisition Proposal, Participant shall promptly transmit such Acquisition Proposal to the Company and each Aurora Entity (which the Aurora Entities may elect not to pursue without any liability or obligation to Participant or the Company). Participant agrees that, upon receipt of such Acquisition Notice, Participant shall be obligated to sell all of Participant's Purchased Shares to the Third Party Offeror upon the terms and conditions set forth in the Acquisition Proposal, or, as the case may be, to vote Participant's Purchased Shares in favor of the merger or sale of all or substantially all the assets of the Company as described in the Acquisition Proposal, and otherwise to take all actions necessary or appropriate to cause the Company to consummate the proposed transaction. In any such transaction, all Shares of Common Stock shall be purchased at, or be converted into the right to receive, the same price per Share of Common Stock.

               6.2 TERMINATION OF DRAG-ALONG OBLIGATIONS. Notwithstanding anything herein to the contrary, the rights and obligations provided for in this
Section 6 shall terminate, with respect to all Purchased Shares held or subsequently acquired by Participant, upon the occurrence of the Qualified IPO Date.

               6.3 SURVIVAL. The provisions of this Section 6 shall survive the exercise of all or any part of the Option and shall continue in effect for so long as Participant or any Permitted Transferee thereof owns or controls any Purchased Shares.

          7. PAYMENT OF WITHHOLDING TAXES. If the Company becomes obligated to withhold an amount on account of any tax imposed as a result of the exercise of the Option, including, without limitation, any federal, state, local or other income tax, or any F.I.C.A., state disability insurance tax or other employment tax, then Participant shall, on the first day upon which the Company becomes obligated to pay such amount to the appropriate taxing authority, pay such amount to the Company in cash or by check payable to the Company.

          8. NOTICES. All notices and other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed given if delivered personally or five days after mailing by certified or registered mail, postage prepaid, return receipt requested, to the Company at 1800 Century Park East, Suite 1000, Los Angeles, California 90067, Attention:
Mark C. Hardy, or to Participant at the address set forth beneath his or her signature on the signature page hereto, or at such other addresses as they may designate by written notice in the manner aforesaid.

          9. STOCK EXCHANGE REQUIREMENTS; APPLICABLE LAWS. Notwithstanding anything to the contrary in this Agreement, no shares of stock purchased upon exercise of the Option, and no certificate representing all or any part of such shares, shall be issued or delivered if (a) such shares have not been admitted to listing upon official notice of issuance on each stock exchange upon which shares of that class are then listed or (b) in the opinion of counsel to the Company, such issuance or delivery would cause the Company to be in violation of or to incur liability under any federal, state or other securities law, or any requirement of any stock exchange listing agreement to which the Company is a party, or any other requirement of law or of any administrative or regulatory body having jurisdiction over the Company.

          10. NONTRANSFERABILITY. Neither the Option nor any interest therein may be Transferred in any manner other than by will or the laws of descent and distribution.

          11. PLAN. The Option is granted pursuant to the Plan, as in effect on the Date of Grant, and is subject to all the terms and conditions of the Plan, as the same may be amended from time to time; PROVIDED, HOWEVER, that no such amendment shall deprive Participant, without his or her consent, of the Option or of any of Participant's rights under this Agreement. The interpretation and construction by the Committee of the Plan, this Agreement, the Option and such rules and regulations as may be adopted by the Committee for the purpose of administering the Plan shall be final and binding upon Participant. Until the Option shall expire, terminate or be exercised in full, the Company shall, upon written request therefor, send a copy of the Plan, in its then-current form, to Participant or any other person or entity then entitled to exercise the Option.

          12. STOCKHOLDER RIGHTS. No person or entity shall be entitled to vote, receive dividends or be deemed for any purpose the holder of any Option Shares until the Option shall have been duly exercised to purchase such Option Shares in accordance with the provisions of this Agreement.

          13. EMPLOYMENT RIGHTS. No provision of this Agreement or of the Option granted hereunder shall (a) confer upon Participant any right to become or continue to be engaged as an employee or to become or continue to be engaged as a consultant of the Company or any of its subsidiaries, (b) affect the right of the Company and each of its subsidiaries to terminate the Employment of Participant, with or without cause, or (c) confer upon Participant any right to participate in any welfare or benefit plan or other program of the Company or any of its subsidiaries other than the Plan. PARTICIPANT HEREBY ACKNOWLEDGES AND AGREES THAT THE COMPANY AND EACH OF ITS SUBSIDIARIES MAY TERMINATE THE EMPLOYMENT OF PARTICIPANT AT ANY TIME AND FOR ANY REASON, OR FOR NO REASON, UNLESS PARTICIPANT AND THE COMPANY OR SUCH SUBSIDIARY ARE PARTIES TO A WRITTEN EMPLOYMENT OR CONSULTING AGREEMENT THAT EXPRESSLY PROVIDES OTHERWISE.

          14. GOVERNING LAW. This Agreement and the Option granted hereunder shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without reference to choice or conflict of law principles.

          15.  DEFINITIONS.

          "AFFILIATE," when used with reference to any Person, means any other Person directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with such first Person and, when used with reference to any natural person, shall also include such person's spouse, parents and descendants (whether by blood or adoption, and including stepchildren) and the spouses of such persons. "Affiliated with" shall have a correlative meaning to the term "Affiliate."

          "BUSINESS DAY" shall mean any day on which banking institutions in Los Angeles, California are not authorized or obligated by law to close.

          "INVOLUNTARY TRANSFER" means any transfer, proceeding or action (other than to a Permitted Transferee) by or in which Participant shall be deprived or divested of any right, title or interest in or to any Purchased Shares, including, without limitation, any seizure under levy of attachment or execution, any foreclosure upon a pledge of such Purchased Shares, any transfer in connection with bankruptcy (whether pursuant to the filing of a voluntary or an involuntary petition under the Federal Bankruptcy Code of 1978, or any modifications or revisions thereto) or other court proceeding to a debtor in possession, trustee in bankruptcy or receiver or other officer or agency, or any transfer to a state or to a public officer or agency pursuant to any statute pertaining to escheat or abandoned property.

          "LIENS" means any and all liens, claims, options, charges, encumbrances, voting trusts, irrevocable proxies or other rights of any kind or nature.

          "PERMITTED TRANSFEREE" means, as to Participant, (i) the successors in interest to such Participant, in the case of a Transfer upon the death of Participant, (ii) Participant's spouse, parents and descendants (whether by blood or adoption, and including stepchildren) and the spouses of such persons,
(iii) any transferee pursuant to a divorce or separation agreement or a final decree of a court in a divorce action or upon or occasioned by the incompetence of such Participant and (iv) in the case of a Transfer during such Participant's lifetime, any Person in which no Person has any interest (directly or indirectly) except for any of such Participant, such Participant's spouse, parents and descendants (whether by blood or adoption, and including stepchildren) and the spouses of such persons; PROVIDED that in respect of any Transfer by any Participant during such Participant's lifetime pursuant to clause (ii) or (iv), Participant shall retain voting power over all of the outstanding Shares being Transferred; and PROVIDED FURTHER, that, in the case of a Transfer to a Person (such as a partnership or a trust) as to which a governing instrument exists, (x) Participant shall furnish a copy of such governing instrument to the Company in advance, (y) the Company shall be reasonably satisfied that the terms of such governing instrument shall not be inconsistent with the terms of this Agreement and (z) during the period that such Common Stock is held by such Person, the Participant shall ensure that the terms of such governing instrument shall not be amended in any manner that results in such governing


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

instrument being inconsistent with the terms of this Agreement; PROVIDED, that prior written notice of any such Transfer is given to the Company by Participant and that the Permitted Transferee shall agree in advance of such Transfer to be bound by the terms of Section 5 hereof pursuant to a written agreement reasonably satisfactory to the Company and the Aurora Entities.

          "PERSON" means a company, a corporation, an association, a partnership, a limited liability company, an organization, a joint venture, a trust or other legal entity, an individual, a government or political subdivision thereof or a governmental agency.

          "TRANSFER" means any sale, exchange, assignment, transfer, pledge, mortgage, hypothecation, gift, grant, encumbrance or other disposition of any kind, whether voluntary, involuntary or by operation of law and whether direct or indirect by transfer of any interest in the subject property or otherwise.

          IN WITNESS WHEREOF, the Company and Participant have duly executed this Agreement as of the Date of Grant.

                                        AFTERMARKET TECHNOLOGY HOLDINGS CORP.

                                        By
                                          --------------------------------
                                          Name:
                                          Title:


                                        PARTICIPANT:


                                        ----------------------------------
                                        Signature


                                        ----------------------------------
                                        Street Address

                                        ----------------------------------
                                        City, State and Zip Code

                                        ----------------------------------
                                        Social Security Number


                                       11